Cash Trust Series, Inc.:
                             Government Cash Series
                              Municipal Cash Series
                                Prime Cash Series
                              Treasury Cash Series
              Federated Adjustable Rate U.S. Government Fund, Inc.
                      Federated American Leaders Fund, Inc.
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
                               Federated ARMs Fund
                          Institutional Service Shares
                              Institutional Shares
                             Federated Equity Funds:
                        Federated Aggressive Growth Fund
                                 Class A Shares
                                 Class C Shares
                       Federated Capital Appreciation Fund
                                 Class A Shares
                                 Class C Shares
                    Federated Communications Technology Fund
                                 Class A Shares
                                 Class C Shares
                        Federated Growth Strategies Fund
                                 Class A Shares
                                 Class C Shares
                         Federated Large Cap Growth Fund
                                 Class A Shares
                                 Class C Shares
                       Federated Small Cap Strategies Fund
                                 Class A Shares
                                 Class C Shares
                       Federated Equity Income Fund, Inc.
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
               Federated Fund for U.S. Government Securities, Inc.
                                 Class A Shares
                                 Class C Shares
                              Federated GNMA Trust
                          Institutional Service Shares
                              Institutional Shares
                  Federated Government Income Securities, Inc.
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
                      Federated High Income Bond Fund, Inc.
                                 Class A Shares
                                 Class C Shares
                           Federated High Yield Trust

                       Federated Income Securities Trust:
                        Federated Short-Term Income Fund
                          Institutional Service Shares
                              Institutional Shares
                       Federated Intermediate Income Fund
                          Institutional Service Shares
                              Institutional Shares
                             Federated Income Trust
                          Institutional Service Shares
                              Institutional Shares
                             Federated Index Trust:
                             Federated Max-Cap Fund
                                 Class C Shares
                          Institutional Service Shares
                              Institutional Shares
                             Federated Mid-Cap Fund
                             Federated Mini-Cap Fund
                                 Class C Shares
                              Institutional Shares
                         Federated Institutional Trust:
                      Federated Government Ultra Short Fund
                          Institutional Service Shares
                              Institutional Shares
                           Federated Insurance Series:
                       Federated American Leaders Fund II
                         Federated Equity Income Fund II
                Federated Fund for U.S. Government Securities II
                       Federated Growth Strategies Fund II
                       Federated High Income Bond Fund II
                     Federated International Equity Fund II
                          Federated Prime Money Fund II
                         Federated Quality Bond Fund II
                     Federated Small Cap Strategies Fund II
                       Federated Strategic Income Fund II
                            Federated Utility Fund II
                  Federated Municipal Opportunities Fund, Inc.
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
                    Federated Municipal Securities Fund, Inc.
                                 Class A Shares
                                 Class C Shares
                           Federated Municipal Trust:
                          Alabama Municipal Cash Trust
                          Arizona Municipal Cash Trust
                          Institutional Service Shares
                         California Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                        Connecticut Municipal Cash Trust
                          Institutional Service Shares

                          Florida Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares
                          Georgia Municipal Cash Trust
                          Maryland Municipal Cash Trust
                       Massachusetts Municipal Cash Trust
                          Institutional Service Shares
                            Boston 1784 Funds Shares
                          Michigan Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                         Minnesota Municipal Cash Trust
                               Cash Series Shares
                              Institutional Shares
                         New Jersey Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                          New York Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                       North Carolina Municipal Cash Trust
                            Ohio Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares
                          Institutional Service Shares
                        Pennsylvania Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                         Tennessee Municipal Cash Trust
                              Institutional Shares
                          Institutional Service Shares
                          Virginia Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                      Federated Short-Term Municipal Trust
                          Institutional Service Shares
                              Institutional Shares
                       Federated Stock and Bond Fund, Inc.
                                 Class A Shares
                                 Class C Shares
                              Federated Stock Trust
                            Federated Tax-Free Trust
                      Federated Total Return Series, Inc.:
                         Federated Limited Duration Fund
                              Institutional Shares
                          Institutional Service Shares
                             Federated Mortgage Fund
                              Institutional Shares
                          Institutional Service Shares

                        Federated Total Return Bond Fund
                              Institutional Shares
                          Institutional Service Shares
                         Federated Ultrashort Bond Fund
                          Institutional Service Shares
                       Federated U.S. Government Bond Fund
              Federated U.S. Government Securities Fund: 1-3 Years
                          Institutional Service Shares
                              Institutional Shares
              Federated U.S. Government Securities Fund: 2-5 Years
                          Institutional Service Shares
                              Institutional Shares
             Federated U. S. Government Securities Fund: 5-10 Years
                          Institutional Service Shares
                              Institutional Shares
                          Federated Utility Fund, Inc.
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
                         Fixed Income Securities, Inc.:
                           Federated Limited Term Fund
                                 Class A Shares
                                 Class F Shares
                      Federated Limited Term Municipal Fund
                                 Class A Shares
                                 Class F Shares
                         Federated Strategic Income Fund
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
                          Intermediate Municipal Trust:
                     Federated Intermediate Municipal Trust
                           International Series, Inc.:
                       Federated International Equity Fund
                                 Class A Shares
                                 Class C Shares
                       Federated International Income Fund
                                 Class A Shares
                                 Class C Shares
                         Investment Series Funds, Inc.:
                               Federated Bond Fund
                                 Class A Shares
                                 Class C Shares
                                 Class F Shares
                 Edward D. Jones & Co. Daily Passport Cash Trust
                        Liberty Term Trust, Inc. -- 1999
                              Managed Series Trust:
                    Federated Managed Aggressive Growth Fund
                              Institutional Shares
                                  Select Shares

                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                    Federated Managed Growth and Income Fund
                              Institutional Shares
                                  Select Shares
                          Federated Managed Growth Fund
                              Institutional Shares
                                  Select Shares
                          Federated Managed Income Fund
                              Institutional Shares
                                  Select Shares
                          Money Market Management, Inc.
                         Money Market Obligations Trust:
                           Federated Government Trust:
                         Automated Cash Management Trust
                                 Cash II Shares
                              Institutional Shares
                       Automated Government Cash Reserves
                        Automated Government Money Trust
                        Automated Treasury Cash Reserves
                             Federated Master Trust
                   Federated U.S. Government Securities Trust
                           Government Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                     Government Obligations Tax-Managed Fund
                              Institutional Shares
                          Institutional Service Shares
                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                                 Class B Shares
                                Liquid Cash Trust
                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                            Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                            Treasury Obligations Fund
                          Institutional Capital Shares
                              Institutional Shares
                          Institutional Service Shares
                           U.S. Treasury Cash Reserves
                          Institutional Service Shares
                              Institutional Shares
                       Trust for Government Cash Reserves
                 Trust for Short-Term U.S. Government Securities
                       Trust for U.S. Treasury Obligations

                       Money Market Obligations Trust II:
                           Municipal Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                           Prime Cash Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                          Prime Value Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                               Money Market Trust
                       Municipal Securities Income Trust:
                   Federated California Municipal Income Fund
                                 Class A Shares
                 Federated Michigan Intermediate Municipal Trust
                    Federated New York Municipal Income Fund
                                 Class A Shares
                 Federated North Carolina Municipal Income Fund
                                 Class A Shares
                      Federated Ohio Municipal Income Fund
                                 Class F Shares
                  Federated Pennsylvania Municipal Income Fund
                                 Class A Shares
                           Tax-Free Instruments Trust
                          Institutional Service Shares
                                Investment Shares
                         World Investment Series, Inc.:
                       Federated Asia Pacific Growth Fund
                                 Class A Shares
                                 Class C Shares
                         Federated Emerging Markets Fund
                                 Class A Shares
                                 Class C Shares
                         Federated European Growth Fund
                                 Class A Shares
                                 Class C Shares
                       Federated Global Equity Income Fund
                                 Class A Shares
                                 Class C Shares
                    Federated Global Financial Services Fund
                                 Class A Shares
                                 Class C Shares
                       Federated International Growth Fund
                                 Class A Shares
                                 Class C Shares
                    Federated International High Income Fund
                                 Class A Shares
                                 Class C Shares
                   Federated International Small Company Fund
                                 Class A Shares
                                 Class C Shares
                      Federated Latin American Growth Fund
                                 Class A Shares
                                 Class C Shares
                          Federated World Utility Fund
                                 Class A Shares
                                 Class C Shares